                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 11, 2005

                             ALAMOSA HOLDINGS, INC.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

---------------------------- -------------------------- ------------------------

      DELAWARE                         0-32357               75-2890997
---------------------------- -------------------------- ------------------------
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
     OF INCORPORATION)                                    IDENTIFICATION NO.)
---------------------------- -------------------------- ------------------------

                     5225 S. LOOP 289, LUBBOCK, TEXAS 79424
      ---------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (806) 722-1100
                                 --------------

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

      CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO
         SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT
                     UNDER ANY OF THE FOLLOWING PROVISIONS:

[ ]  WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT
     (17 CFR 230.425)

[ ]  SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT
     (17 CFR 240.14A-12)

                                     -more-

[ ]  PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE
     EXCHANGE ACT (17 CFR 240.14D-2(B))

[ ]  PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE
     EXCHANGE ACT (17 CFR 240.13E-4(C))

ITEM 7.01   REGULATION FD DISCLOSURE.

            On January 10, 2005, Alamosa Holdings, Inc. announced 2004 fourth quarter customer results and its fourth quarter conference call schedule. The full text of the press release is set forth in Exhibit
            99.1 hereto. The information in this report, including the exhibit hereto, is not deemed "filed" for purposes of Section 18 of the
            Securities Exchange Act of 1934, as amended.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits.

            Exhibit Number       Description of Exhibit
            --------------       ----------------------
            99.1                 Press release issued January 10, 2005.

                                     -more-

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: January 11, 2005

                                       ALAMOSA HOLDINGS, INC.

                                       By /s/ Kendall W. Cowan
                                          ---------------------------------
                                          Name:  Kendall W. Cowan
                                          Title: Chief Financial Officer

                                     -more-

                                  EXHIBIT INDEX

            99.1                 Press release dated January 10, 2005.

                                     -more-